EXECUTION VERSION

TWELFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT (this “Twelfth Amendment”), dated to be effective as of February 27, 2026, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A. The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”), by a Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2023 (the “Fifth Amendment”), by a Waiver and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 27, 2024 (the “Sixth Amendment”), by a Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 3, 2024 (the “Seventh Amendment”), by an Eighth Amendment to Second Amended and Restated Credit Agreement dated as of January 3, 2025 (the “Eighth Amendment”), by a Ninth Amendment to Second Amended and Restated Credit Agreement dated as of April 3, 2025 (the “Ninth Amendment”), by a Tenth Amendment to Second Amended and Restated Credit Agreement dated as of July 3, 2025 (the “Tenth Amendment”) and by an Eleventh Amendment to Second Amended and Restated Credit Agreement dated December 29, 2025 (the “Eleventh Amendment” and collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B. The parties are entering into this Twelfth Amendment by which the Lenders will amend and supplement the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. Any and all initially capitalized terms used in this Twelfth Amendment without definition (including, without limitation, in the recitals to this Twelfth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

2.	Amendments to Credit Agreement.

#90642192v1<BN> - Twelfth Amendment to Second Amended and Restated Credit Agreement

2.1. Mandatory Principal Payments.Section 4.3 of the Third Amendment is amended and restated to read as follows:

“Borrower shall make the following principal payments on the Loan:

Date	Principal Payment Amount
March 2, 2026	$75,000.00
April 1, 2026	$50,000.00
May 1, 2026	$50,000.00
June 1, 2026	$500,000.00
June 15, 2026	$200,000.00
July 1, 2026	$500,000.00
August 3, 2026	$50,000.00
Maturity Date	The remaining outstanding balance of the Loans”

2.2. Consent for Financing Lease.Notwithstanding anything to the contrary in Section 7.02 of the Credit Agreement, Lenders, on a one-time basis, hereby consent to the Loan Parties entering into that certain equipment lease agreement with Providence Capital Funding, Inc., in an amount not to exceed $400,000, for the purchase and installation of certain seat covers for the Mililani and Ward theatres located in Hawaii (the “Providence Capital Lease”). Notwithstanding anything to the contrary in Section 7.01 of the Credit Agreement, the obligations under the Providence Capital Lease may be secured by the purchase money lien granted to purchase and install the seat covers as well as a lien on the actual seats that are being covered by such seat coverings at the Mililani and Ward theaters so long as such lessor’s lien actually attaches to the seats located in the applicable theaters (the “Providence Capital Lease Lien”). At the request of Providence Capital Funding, Inc., the Administrative Agent shall agree to enter into a reasonable subordination agreement subordinating the Administrative Agent’s lien in the applicable seat covers and seats so long as the Providence Capital Lease Lien does not at any time encumber any property other than the property financed by the Providence Capital Lease (including, if applicable, the seats that are being covered by the applicable seat coverings).

3. General Release. From and after the effective date of this Twelfth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor

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hereby waive application of California Civil Code Section 1542. The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Twelfth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

4. Conditions Precedent. This Twelfth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
4.1. This Twelfth Amendment. The Administrative Agent shall have received this Twelfth Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;
4.2. Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Twelfth Amendment; and

4.3. Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders, provided that Lenders shall not require updated certified articles of organization, so long as the Officer’s Certificates described above include a certification that there have been no changes to the articles of organization since the closing of the Eleventh Amendment; provided further that satisfactory good standing certificates for Borrower and Guarantors shall be delivered within fifteen (15) days of the date of this Twelfth Amendment.

5. Reaffirmation and Ratification. The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement (to the extent it is a party) and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect. The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

6. Acknowledgements. The Loan Parties acknowledge and agree that as of the effective date of this Twelfth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii) the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in

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addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

7. Representations and Warranties. Each of the Loan Parties hereby confirms that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (to the extent it is a party to the Credit Agreement or in the case of Reading International, Inc., all of the representations and warranties in its Continuing and Unconditional Guaranty dated March 27, 2024), as applicable, continue to be true and correct in all material respects after giving effect to this Twelfth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and

(ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

8. Events of Default. After giving effect to this Twelfth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

9. Integration. This Twelfth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Twelfth Amendment.

10. Counterparts. This Twelfth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

11. Governing Law. This Twelfth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Twelfth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS,

LLC, a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ANGELIKA FILM CENTERS LLC,

a Delaware limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING CINEMAS NJ, INC.,

a Delaware corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING MURRIETA THEATER, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KAAHUMANU CINEMAS, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING CONSOLIDATING HOLDINGS, INC.,

a Nevada corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

KMA CINEMAS, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

CARMEL THEATRES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING FOOD SERVICES, LLC,

a Nevada limited liability company

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

READING INTERNATIONAL, INC.,

a Nevada corporation

/s/ Gilbert Avanes

By:

Gilbert Avanes

Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:   /s/ G. Christopher Miller

Name: G. Christopher Miller

Title:    Senior Vice President

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:   /s/ G. Christopher Miller

Name: G. Christopher Miller

Title:    Senior Vice President

BANK OF HAWAII,

as a Lender

By:   /s/ Merleen Lee

Name: Merleen Lee

Title:    Vice President